UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2002

Global Crossing Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-16201	98-0189783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wessex House, 45 Reid Street Hamilton, Bermuda	HM12
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-8600

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
99.1	Monthly Operating Report of Global Crossing Ltd. for the period June 1, 2002 through June 30, 2002

99.2	Monthly Operating Report of Global Crossing Ltd. for the period July 1, 2002 through July 31, 2002

99.3	Monthly Operating Report of Global Crossing Ltd. for the period August 1, 2002 through August 31, 2002

99.4	Monthly Operating Report of Global Crossing Ltd. for the period September 1, 2002 through September 30, 2002

99.5	Monthly Operating Report of Global Crossing Ltd. for the period October 1, 2002 through October 31, 2002

99.6	Monthly Operating Report of Global Crossing Ltd. for the period November 1, 2002 through November 30, 2002

99.7	Monthly Operating Report of Global Crossing Ltd. for the period December 1, 2002 through December 31, 2002

Item 9.    Regulation FD Disclosure

As previously reported, on January 28, 2002, Global Crossing Ltd., a Bermuda company in provisional liquidation in the Supreme Court of Bermuda (the “Company”), and certain of its affiliates commenced Chapter 11 cases in the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) and coordinated proceedings in the Supreme Court of Bermuda.

The Company has filed its monthly operating reports for each of the seven months from June 2002 through December 2002 with the U.S. Bankruptcy Court. Copies of these reports are attached hereto as Exhibits 99.1-99.7.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibits 99.1-99.7, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing. This Report (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Monthly Operating Reports attached as Exhibits hereto contain financial statements and other financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. Each of the Monthly Operating Reports is in a format prescribed by applicable bankruptcy laws and contains information for periods different from those required in the Company’s reports pursuant to the Exchange Act. The footnotes to the Monthly Operating Reports contain discussions of prospective restatements, writedowns and other possible adjustments that have not been reflected in the financial statements that accompany the Monthly Operating Reports. The information in the Monthly Operating Reports might not be indicative of the Company’s financial condition or operating results for the periods that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Reports should not be viewed as indicative of future results and should not be used for investment purposes.

The Company continues to work with creditors and potential investors to implement its plan of reorganization with the U.S. Bankruptcy Court. Such plan, which has been approved by the U.S. Bankruptcy Court, does not include a capital structure in which existing common or preferred equity will retain any value.

Forward-Looking Statements

This Form 8-K, including Exhibits attached hereto, contains statements that are forward-looking within the meaning of Section 27a of the Securities Act and Section 21e of the Exchange Act. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and that actual results could differ materially as a result of known and unknown risks and uncertainties, including: various regulatory issues, the outcome of the Company’s chapter 11 process, ongoing external investigations (including investigations by the Securities and Exchange Commission), general economic conditions, future trends, and other risks, uncertainties and factors disclosed in the Company’s most recent reports on Form 8-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Crossing Ltd.

Date: March 20, 2003	By:	/S/ DAN J. COHRS

Name: Dan J. Cohrs
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly Operating Report of Global Crossing Ltd. for the period June 1, 2002 through June 30, 2002

99.2	Monthly Operating Report of Global Crossing Ltd. for the period July 1, 2002 through July 31, 2002

99.3	Monthly Operating Report of Global Crossing Ltd. for the period August 1, 2002 through August 31, 2002

99.4	Monthly Operating Report of Global Crossing Ltd. for the period September 1, 2002 through September 30, 2002

99.5	Monthly Operating Report of Global Crossing Ltd. for the period October 1, 2002 through October 31, 2002

99.6	Monthly Operating Report of Global Crossing Ltd. for the period November 1, 2002 through November 30, 2002

99.7	Monthly Operating Report of Global Crossing Ltd. for the period December 1, 2002 through December 31, 2002